                           LOAN AND SECURITY AGREEMENT

LOAN  AND  SECURITY  AGREEMENT  made   and entered  into as of the 30th day of
September 1996 by and between 732498 Ontario Ltd. (the "Lender") and TTR Inc. (the "Borrower."), a company organized under the laws of the State of Delaware;

                               W I T N E S S E T H

WHEREAS, Lender desires to make a loan to Borrower under the terms and conditions contained herein; and

WHEREAS, to secure amounts due and owing under the loan, Borrower desires to grant to Lender a floating lien on Borrower assets.

NOW, THEREFORE, the parties hereto agree as follows:

1. Loan. Upon execution of this Agreement Lender hereby loans to Borrower the amount of U.S. $66,700 and Lender will, upon request from Borrower, in Lender's sole and exclusive discretion, consider lending a similar amount at each of thirty (30) days and sixty (60) days from the date of this Agreement, up to a maximum amount of U.S.$200,100.00 (all sums loaned to Company herein shall be referred to as the "Loan Amount").

The Loan Amount is to be repaid as follows:

        (i) The Loan Amount, with accrued interest, shall be payable in full upon the earlier of (i) first receipt by the Company of any monies from a Company IPO or (ii) 6 months from the date first written above, provided, that, Borrower shall have the privilege of prepaying the whole or any part of the monies owing hereunder at any time without notice or bonus.

        (ii) Interest will accrue, from the period commencing from the date of actual advance of the Loan Amount, until the repayment thereof in full, and both before and after maturity (whether due by scheduled maturity, by required payment, by acceleration, by demand or otherwise), at the rate of interest equal to 22% per annum (the "Interest"). The accrued Interest will be repaid at the time of repayment of part or all of the Loan Amount. Interest shall be payable net of any taxes payable under applicable law.

        (iii) The full amount of this loan with accrued Interest shall be repaid no later than March 30, 1997.

        (iv) Notwithstanding anything to the contrary contained herein, the full amount of the Loan Amount, together with accrued Interest, shall be immediately due and payable upon (i) the filing by or against Borrower of any petition for the liquidation or dissolution of its business, or (ii) the commencement by Borrower of any action to liquidate or dissolve its business, or (iii) a general assignment by Borrower for the benefit of its creditors, or (iv) Borrower's failure or inability to pay its debts as they become due.

2. Security. (i) As security for the payment in full when and as due of all amounts due hereunder, together with interest and other sums due in connection with them and the performance of all other obligations of Borrower to Lender (the "Obligations"), Borrower hereby grants to Lender a floating security interest and lien, subject to existing liens, in all tangible and intangible property in which Borrower has a right or interest now existing or hereafter acquired, wherever such property is located or situated, including all parts, accessions, substitutions, replacements, proceeds and products thereof, thereto and therefor (all of the foregoing property and any part thereof being hereafter called the "Collateral")

3. Miscellaneous. This Agreement shall be governed by and construed in accordance with the substantive laws of the State of Delaware. This Agreement constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof, and no provision hereof may be amended or otherwise modified without the written consent of the parties. This Agreement shall be binding upon the successors and assigns of the parties hereto. In the event that any one or more of the provisions contained herein shall be found to be invalid, illegal or unenforceable in any respect, the legality, validity and enforceability of the remaining provisions thereof shall not be affected or impaired in any way.

IN WITNESS WHEREOF, each of the undersigned have set forth their signature as of the date first written above.


732498 Ontario Ltd.                         TTR Inc.

     /s/                                        /s/
per _____________________                   per _______________________